EXHIBIT 10.33

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.

                                WARRANT AGREEMENT

                               FOR COMMON STOCK OF

                                 PROXYMED, INC.

Warrant No. 00-___

         THIS CERTIFIES that, for value received, ______________, or its permitted assigns (collectively, the "Holder"), is entitled to purchase from ProxyMed, Inc., a Florida corporation (the "Company"), at any time, and from time to time, during the exercise period referred to in Section 1 hereof ___________ fully paid, validly issued and nonassessable shares (the "Warrant Shares") of common stock of the Company, par value $0.001 (the "Common Stock") at the exercise price of $1.00 per share, subject to anti-dilution adjustments as provided herein (the "Warrant Share Price"). Securities issuable upon exercise of this Warrant and the exercise price payable therefor are subject to adjustment from time to time as hereinafter set forth. As used herein, the term "Warrant" shall include any warrant or warrants hereafter issued in consequence of the exercise of this Warrant in part or transfer of this Warrant in whole or in part.

         1. Exercise; Payment for Ownership Interest.

         (a) Upon the terms and subject to the conditions set forth herein, this Warrant may be exercised in whole or in part by the Holder hereof at any time, or from time to time, on or after the date hereof and prior to 5 p.m. New York time on June 28, 2005, but, in any event, no earlier than the date on which the Company obtains shareholder approval of an increase to the number of authorized shares of its Common Stock to 75,000,000, by presentation and surrender of this Warrant to the principal offices of the Company, or at the office of its Transfer Agent (as hereinafter defined), if any, together with the Purchase Form annexed hereto, duly executed, and accompanied by payment to the Company of an amount equal to the Warrant Share Price multiplied by the number of Warrant Shares as to which this Warrant is then being exercised provided, however, that in each case, the minimum number of Warrant Shares as to which this Warrant is being exercised shall not be less than 1,000 Warrant Shares; provided, further,

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that in the event of any merger, consolidation or sale of all or substantially all the assets of the Company resulting in any distribution to the Company's shareholders, prior to June 28, 2005, the Holder shall have the right to exercise this Warrant commencing at such time through June 28, 2005 into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto. Any transfer of Warrant Shares obtained by the Holder in exercise of this Warrant is subject to the requirement that such securities be registered under the Securities Act of 1933, as amended (the "1933 Act"), and applicable state securities laws or exempt from registration under such laws. The Holder of this Warrant shall be deemed to be a shareholder of the Warrant Shares as to which this Warrant is exercised in accordance herewith effective immediately after the close of business on the date on which the Holder shall have delivered to the Company this Warrant in proper form for exercise and payment by certified or official bank check or wire transfer of the cash purchase price for the number of Warrant Shares as to which the exercise is being made, or by delivery to the Company of securities of the Company having a value equal to the cash purchase price for such number of Warrant Shares determined in good faith by the Board of Directors of the Company as of the date of delivery, notwithstanding that the stock transfer books of the Company shall be then closed or that certificates representing such Warrant Shares shall not then be physically delivered to the Holder.

         Notwithstanding anything to the contrary provided herein or elsewhere, in the event that the Company does not obtain the requisite shareholder approval referred to in this Section 1(a) prior to January 1, 2001, then the Company shall be obligated to redeem this Warrant at the election of the Holder at the cash purchase price equal to $2.00 per share in accordance with the procedure set forth in Section 3 below.

         (b) All or any portion of the Warrant Share Price may be paid by surrendering Warrants effected by presentation and surrender of this Warrant to the Company, or at the office of its Transfer Agent, if any, with a Cashless Exercise Form annexed hereto duly executed (a "Cashless Exercise"). Such presentation and surrender shall be deemed a waiver by the Company of the Holder's obligation to pay all or any portion of the aggregate Warrant Share Price. Except as provided in Section 3(b) below, in the event of a Cashless Exercise, the Holder shall exchange its Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares for which the Holder desires to exercise this Warrant by a fraction, the numerator of which shall be the difference between the then current market price per share of the Common Stock and the Warrant Share Price, and the denominator of which shall be the then current market price per share of Common Stock. For purposes of any computation under this Section 1(b), the then current market price per share of Common Stock at any date shall be deemed to be the average for the ten consecutive business days immediately prior to the Cashless Exercise of the daily closing prices of the Common Stock on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the closing prices as

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reported by the Nasdaq National Market or, if applicable, the Nasdaq SmallCap
Market, or if not then included for quotation on the Nasdaq National Market or the Nasdaq SmallCap Market, the average of the highest reported bid and lowest reported asked prices as reported by the OTC Bulletin Board or the National Quotations Bureau, as the case may be, or if not then publicly traded, the fair market price, not less than book value thereof, of the Common Stock as determined in good faith by the Board of Directors of the Company.

         (c) If this Warrant shall be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder as to which the Warrant has not been exercised. If this Warrant is exercised in part, such exercise shall be for a whole number of Warrant Shares. Upon any exercise and surrender of this Warrant, the Company (i) will issue and deliver to the Holder a certificate or certificates in the name of the Holder for the largest whole number of Warrant Shares to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional Warrant Share to which the Holder otherwise might be entitled, cash in an amount equal to the fair value of such fractional Warrant Share (determined in such reasonable and equitable manner as the Board of Directors of the Company shall in good faith determine), and (ii) will deliver to the Holder such other securities, properties and cash which the Holder may be entitled to receive upon such exercise, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

         2. Anti-Dilution Provisions. The Warrant Share Price in effect at any time and the number and kind of securities issuable upon exercise of this Warrant and the Warrant Share Price shall be subject to adjustment from time to time upon happening of certain events as follows:

         2.1 Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization, reclassification or any other change of capital stock of the Company, or any consolidation or merger of the Company with another person, or the sale or transfer of all or substantially all of its assets to another person shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for their shares of Common Stock, then, as a condition precedent to such transaction, provision shall be made by the Company, in accordance with this Section 2.1, whereby the Holder hereof shall in connection with the consummation of such transaction have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant Agreement and in addition to or in exchange for, as applicable, the Warrant Shares subject to this Warrant immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such securities or assets as would have been issued or payable with respect to or in exchange for the aggregate Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights

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represented hereby if exercise of the Warrant had occurred immediately prior to such reorganization, reclassification, consolidation, merger or sale. The Company will not effect any such consolidation, merger, sale, transfer or lease unless prior to the consummation thereof the successor entity (if other than the Company) resulting from such consolidation or merger or the entity purchasing such assets shall assume by written instrument (i) the obligation to deliver to the Holder such securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, and (ii) all other obligations of the Company under this Warrant. The provisions of this Section
2.1 shall similarly apply to successive consolidations, mergers, exchanges, sales, transfers or leases. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or transfer, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 2.2 hereof.

         2.2 Stock Dividends and Securities Distributions. If, at any time or from time to time after the date of this Warrant, the Company shall distribute to the holders of shares of Common Stock (i) securities (including rights, warrants, options or another form of convertible securities), (ii) property, other than cash, or (iii) cash, without fair payment therefor, then, and in each such case, the Holder, upon the exercise of this Warrant, shall be entitled to receive such securities, property and cash which the Holder would hold on the date of such exercise if, on the date of the distribution, the Holder had been the holder of record of the shares of Common Stock issued upon such exercise and, during the period from the date of this Warrant to and including the date of such exercise, had retained such shares of Common Stock and the securities, property and cash receivable by the Holder during such period, subject, however, to the Holder agreeing to any conditions to such distribution as were required of all other holders of shares of Common Stock in connection with such distribution. If the securities to be distributed by the Company involve rights, warrants, options or any other form of convertible securities and the right to exercise or convert such securities would expire in accordance with its terms prior to the exercise of this Warrant, then the terms of such securities shall provide that such exercise or convertibility right shall remain in effect until thirty (30) days after the date the Holder of this Warrant receives such securities pursuant to the exercise hereof.

         2.3 Other Adjustments. In addition to those adjustments set forth in Sections 2.1 and 2.2, but without duplication of the adjustments to be made under such Sections, if the Company:

         (i) declares or pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

         (ii) subdivides or reclassifies its outstanding shares of Common Stock into a greater number of shares;

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         (iii)    combines or reclassifies its outstanding shares of Common
                  Stock into a smaller number of shares;

         (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; and/or

         (v) issues, by reclassification of its Common Stock, any shares of its capital stock;

then the number and kind of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted so that the Holder upon exercise hereof shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company that the Holder would have owned or have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 2.3 shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or issuance. If, as a result of an adjustment made pursuant to this Section 2.3, the Holder of this Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and any other class of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to all holders of Warrants promptly after such adjustment) shall determine the allocation of the adjusted Warrant Share Price between or among shares of such classes of capital stock or shares of Common Stock and such other class of capital stock.

                  The adjustment to the number of Warrant Shares purchasable upon the exercise of this Warrant described in this Section 2.3 shall be made each time any event listed in paragraphs (i) through (v) of this Section 2.3 occurs.

                  Simultaneously with all adjustments to the number and/or kind of securities, property and cash under this Section 2.3 to be issued in connection with the exercise of this Warrant, the Warrant Share Price will also be appropriately and proportionately adjusted in the manner determined in good faith by the Board of Directors of the Company.

                  In the event that at any time, as a result of an adjustment made pursuant to this Section 2.3, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 2.1 and 2.2 above, as most applicable.

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         2.4 Sale of Securities. In the event the Company, at any time after the date of this Warrant, issues additional Common Stock, convertible preferred stock, options, warrants, or other securities convertible into or exercisable for Common Stock other than securities currently outstanding as of the date hereof or issued upon the conversion or exercise of any securities outstanding as of the date hereof, or pursuant to the Placement Agency Agreement, dated as of June 7, 2000, by and between the Company and Commonwealth Associates, L.P. (the "Placement Agency Agreement") in connection with the Private Placement (as defined in the Placement Agency Agreement), at a purchase price per share of Common Stock less than (i) in the case of any such issuance effected or agreed to by the Company prior to June 28, 2001, the Warrant Share Price in effect immediately prior to such issuance or sale, then the Warrant Share Price shall be automatically reduced to such lower purchase price and the number of Warrant Shares shall be increased to a number determined by multiplying the number of Warrant Shares so purchasable immediately prior to the date of such issuance or sale by a fraction, the numerator of which shall be the Warrant Share Price in effect immediately prior to the adjustment required by this Section 2.4 and the denominator of which shall be the Warrant Share Price in effect immediately after such adjustment or (ii) if clause (i) is not applicable, (a) the current market price per share of Common Stock (determined in the manner contemplated by Section 1(b) above) on the date the Company becomes obligated to make such issuance, or (b) in the case of any such issuance effected or agreed to by the Company after June 28, 2001, the Warrant Share Price then effective upon such issuance or sale, the Warrant Share Price shall be reduced to the price determined by multiplying the Warrant Share Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of
(A) the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to such issuance or sale multiplied by the current market price per share of Common Stock on the date of such issuance or sale (determined in the manner contemplated by Section 1(b) above), plus (B) the consideration received by the Company upon such issuance or sale, and the denominator of which shall be the product of (X) the total number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately after such issuance or sale, multiplied by (Y) the current market price per share of Common Stock on the date of such issuance or sale (determined in the manner contemplated by Section 1(b) above); and the number of Warrant Shares purchasable upon the exercise of the Warrants shall be increased to a number determined by multiplying the number of Shares so purchasable immediately prior to the date of such issuance or sale by a fraction, the numerator of which shall be the Warrant Share Price in effect immediately prior to the adjustment required by this Section 2.4 and the denominator of which shall be the Warrant Share Price in effect immediately after such adjustment;

provided, however, that no adjustment to the Warrant Share Price or the number and kind of Warrant Shares shall be made pursuant to this Section 2.4 in the event (i) the Company grants options to employees, officers, directors or consultants of the Company pursuant to contracts or plans heretofore approved by the Board of Directors of the Company, (ii) of the issuance of securities to a "strategic partner" as determined by the Board of Directors

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of the Company, (iii) of the issuance of securities pursuant to a strategic acquisition as determined by the Board of Directors of the Company, or (iv) of the issuance of up to an aggregate of 250,000 shares (as appropriately adjusted for stock splits, stock dividends, and similar adjustments after the Issuance
Date) of Common Stock (or convertible preferred stock, options, warrants or other securities convertible into or exercisable for Common Stock) at a purchase price less than the Warrant Share Price and not otherwise excepted pursuant to clause (i), (ii) and (iii) above.

         (a) For the purpose of making any adjustment in the Warrant Share Price as provided in this Section 2.4, the consideration received by the Company for any issue or sale of Common Stock will be computed:

         (i) to the extent it consists of cash, as the amount of cash received by the Company before deduction of any offering expenses payable by the Company and any underwriting or similar commissions, compensation, or concessions paid or allowed by the Company in connection with such issue or sale;

         (ii) to the extent it consists of property other than cash, at the fair market value of that property as determined in good faith by the Company's Board of Directors (irrespective of the accounting treatment thereof); and

         (iii) if Common Stock is issued or sold together with other stock or securities (including convertible preferred stock, options, warrants or securities convertible into or exchangeable for common stock) or other assets of the Company for a consideration which covers both, as the portion of the consideration so received that may be reasonably determined in good faith by the Company's Board of Directors to be allocable to such Common Stock; provided, however, that with respect to such other stock or securities, such consideration as determined by the Company's Board of Directors shall not be less than the total consideration received by the Company for the issuance of such other stock or securities plus the additional aggregate consideration, if any, to be received by the Company upon conversion or exchange thereof.

         (b) If the Company (i) issues, grants or sells any rights or options to subscribe for, purchase, or otherwise acquire shares of Common Stock, or (ii) issues or sells any security convertible into shares of Common Stock, then, in each case, the price per share of Common Stock issuable on the exercise of the rights or options or the conversion of the securities will be determined by dividing (x) the total amount, if any,

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received or receivable by the Company as consideration for the granting or sale of the rights or options or the issue or sale of the convertible securities, plus the minimum aggregate amount of additional consideration payable to the Company on exercise or conversion of the securities, by (y) the maximum number of shares of Common Stock issuable on the exercise of conversion. Such granting or issue or sale will be considered to be an issue or sale for cash of the maximum number of shares of Common Stock issuable on exercise or conversion at the price per share determined under this Section 2.4, and the Warrant Share Price will be adjusted as above provided to reflect (on the basis of that determination) the issue or sale. No further adjustment of the Warrant Share Price will be made as a result of the actual issuance of shares of Common Stock on the exercise of any such rights or options or the conversion of any such convertible securities.

         (c) Upon the redemption or repurchase of any such securities or the expiration or termination of the right to convert into, exchange for, or exercise with respect to, Common Stock, the Warrant Share Price will be readjusted to such price as would have been obtained had the adjustment made upon their issuance been made upon the basis of the issuance of only the number of such securities as were actually converted into, exchanged for, or exercised with respect to, Common Stock. If the purchase price or conversion or exchange rate provided for in any such security changes at any time, then, upon such change becoming effective, the Warrant Share Price then in effect will be readjusted to such price as would have been obtained had the adjustment made upon the issuance of such securities been made upon the basis of (i) the issuance of only the number of shares of Common Stock theretofore actually delivered upon the conversion, exchange or exercise of such securities, and the total consideration received therefor, and (ii) the granting or issuance, at the time of such change, of any such securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price or rate.

         2.5 Other Action Affecting Warrant Shares. If the Company takes any action affecting its shares of Common Stock after the date hereof, that would be covered by Sections 2.1, 2.2 or 2.3 but for the manner in which such action is taken or structured, which would in any way diminish the value of this Warrant, then the Warrant Share Price shall be adjusted in such manner as the Board of Directors of the Company shall in good faith determine to be equitable under the circumstances.

         2.6 Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Warrant Share Price pursuant to this Section 2, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment, including a statement of the adjusted Warrant Share Price or adjusted number of shares of Common Stock, if any, issuable upon exercise of each Warrant, describing the transaction giving rise to such adjustments and showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith mail,

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by first class mail, postage prepaid, a copy of each such certificate to the
Holder of this Warrant at the address of such Holder as shown on the books of the Company, and to its Transfer Agent.

         2.7 Other Notices. If at any time:

         (a) the Company shall (i) offer for subscription pro rata to the holders of shares of the Common Stock any additional equity in the Company or other rights; (ii) pay a dividend in additional shares of the Common Stock or distribute securities or other property to the holders of shares of the Common Stock (including, without limitation, evidences of indebtedness and equity and debt securities); or (iii) issue securities convertible into, or rights or warrants to purchase, securities of the Company;

         (b) there shall be any capital reorganization or reclassification or consolidation or merger of the Company with, or sale, transfer or lease of all or substantially all of its assets to, another entity; or

         (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (a) at least 15 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such subscription rights, dividend, distribution or issuance, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 15 days' prior written notice of the date when the same shall take place if no stockholder vote is required and at least 15 days' prior written notice of the record date for stockholders entitled to vote upon such matter if a stockholder vote is required. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such subscription rights, the date on which the holders of shares of Common Stock shall be entitled to exercise their rights with respect thereto, and such notice in accordance with the foregoing clause
(b) shall also specify the date on which the holders of shares of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Failure to give the notice referred to herein shall not affect the validity or legality of the action which should have been the subject of the notice.

         2.8 Adjustment Calculations. No adjustment in the Warrant Share Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this Section 2.8 are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations

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under this Section 2 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

         3. Redemption.

         (a) On not less than 30 days' prior written notice (the "Redemption Notice") to the Holders of the Warrants being redeemed, the Warrants outstanding on the Redemption Date (as defined below) may be redeemed, at the option of the Company, at a redemption price of $0.01 per Warrant (the "Redemption Price"), provided (i) the market price of the Common Stock shall exceed 300% of the then current Warrant Share Price (the "Target Price") for the 20 consecutive trading days ending on the fifth trading day prior to the date of the Redemption Notice (the "Target Period"), subject to adjustment as set forth in Section 2 hereof,
(ii) a registration statement permitting the resale of all the Warrant Shares filed under the 1933 Act has been declared effective and remains effective from the date of the Redemption Notice through and including the date fixed for redemption of the Warrants (the "Redemption Date"), and (iii) the Holders are not subject to any lock-up agreements or similar restrictions with respect to the sale or transfer of the Warrants or Warrant Shares.

         (b) The Company shall have the option, and, upon written request of Commonwealth Associates, L.P. ("Commonwealth Associates") and a committee of the Holders of the Warrants designated by Commonwealth Associates whose members hold in the aggregate not less then 20% of the Warrants (the "Warrantholders Committee"), shall be obligated to redeem the Warrants at the Redemption Price, on not less than 10 days' written notice in the event that at any time prior to March 15, 2001, the market price of the Common Stock (as determined in accordance with Section 1(b) hereof) shall equal or exceed the Target Price, subject to adjustment as set forth in Section 2 hereof, for the Target Period and the Company does not have an effective registration statement permitting the resale of all the Warrant Shares or such Warrant Shares are not free of any lock-ups, agreements or similar restrictions; provided, however, in such event, the Warrant Share Price, solely for purposes of the cashless exercise purposes shall be reduced to a price equal to 10% of the Target Price, and all such cashless exercises shall be effected assuming that the current market price equals the Target Price. Notwithstanding anything herein to the contrary, nothing set forth in this Section 3 shall require the Company to effect the redemption of this Warrant prior to January 1, 2001.

         (c) If the conditions set forth in Section 3(a) or (b) are met, and the Company desires to exercise its right to redeem the Warrants, it shall mail a Redemption Notice to each of the Holders of the Warrants to be redeemed, first class, postage prepaid, not later than the thirtieth day before the date fixed for redemption, at their last address as shall appear on the records maintained pursuant to Section 6(b). Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Holder receives such notice.

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         (d) The Redemption Notice shall specify (i) the redemption price, (ii)
the Redemption Date, (iii) the place where the Warrant Certificates shall be delivered and the redemption price paid, and (iv) that the right to exercise the Warrant shall terminate at 5:00 P.M. (New York time) on the business day immediately preceding the Redemption Date. No failure to match such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a Holder (a) to whom notice was not mailed or (b) whose notice was defective. An affidavit of the Warrant Agent or of the Secretary or an Assistant Secretary of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated herein.

         (e) Any right to exercise a Warrant shall terminate at 5:00 P.M. (New York time) on the business day immediately preceding the Redemption Date. On and after the Redemption Date, Holders of the Warrants shall have no further rights except to receive, upon surrender of the Warrant, the Redemption Price.

         (f) From and after the Redemption Date, the Company shall, at the place specified in the Redemption Notice, upon presentation and surrender to the Company by or on behalf of the Holder thereof of one or more Warrant Certificates evidencing Warrants to be redeemed, deliver or cause to be delivered to or upon the written order of such Holder a sum in cash equal to the Redemption Price of each such Warrant. From and after the Redemption Date and upon the deposit or setting aside by the Company of a sum sufficient to redeem all the Warrants called for redemption, such Warrants shall expire and become void and all rights hereunder and under the Warrant Certificates, except the right to receive payment of the Redemption Price, shall cease.

         4. No Voting Rights. Except as otherwise provided herein, this Warrant shall not be deemed to confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.

         5. Warrants Transferable. This Warrant and all rights hereunder are transferable, in whole or in part, at the principal offices of the Company by the Holder hereof, upon surrender of this Warrant properly endorsed provided, however, that in each case the minimum number of Warrant Shares being transferred by the Holder shall not be less than 1,000 Warrant Shares; provided, further, that without the prior written consent of the Company, this Warrant and all rights hereunder may be transferred only (i) to an affiliate of the initial Holder hereof or successor in interest to any such person in a transaction exempt from registration under the 1933 Act; or (ii) pursuant to the registration of this Warrant or the Warrant Shares under the 1933 Act or subsequent to one year from the date hereof pursuant to an available exemption from such registration.

         6. Warrants Exchangeable; Assignment; Loss, Theft, Destruction, Etc. This Warrant is exchangeable, without expense, upon surrender hereof by the Holder hereof at the principal offices of the Company, or at the office of its Transfer Agent, if any, for new

Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the Warrant Shares which may be subscribed for and purchased hereunder, each such new Warrant to represent the right to subscribe for and purchase such Warrant Shares as shall be designated by such Holder hereof at the time of such surrender. Upon surrender of this Warrant to the Company at its principal office, or at the office of its Transfer Agent, if any, with an instrument of assignment duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company, or at the office of its Transfer Agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of this Warrant, the Company will issue to the Holder hereof a new Warrant of like tenor, in lieu of this Warrant, representing the right to subscribe for and purchase the Warrant Shares which may be subscribed for and purchased hereunder. Any such new Warrant executed and delivered shall constitute an additional contractual obligation of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         7. Legends; Investment Representations. Any certificate evidencing the securities issued upon exercise of this Warrant shall bear a legend in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.

Upon the registration, under the 1933 Act, of the securities issued upon exercise of the Warrant such legend shall be removed from the certificate evidencing such securities.

         8. Modifications and Waivers. The Holder of this Warrant acknowledges and agrees that the terms of this Warrant may be amended, modified or waived only by the written agreement of the Company, Commonwealth Associates and the Warrantholders Committee; provided, however, that no such amendment, modification or waiver which would decrease the number of Warrant Shares purchasable upon the exercise of any Warrant, or increase the Warrant Share Price therefor (other than as a result of the waiver or modification of any anti-dilution provisions) may be made without the approval of the holders of at least 50% of the outstanding Warrants. In connection with the foregoing, the Company is entitled to rely upon and assume the accuracy and completeness of the certificate supplied by the Warrantholders Committee and the Company shall not be liable to the Holder of this Warrant for any action taken or omitted to be taken in accordance with and reliance on such certificate.

         9. Miscellaneous. The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of this Warrant and all substitute Warrants. The Holder shall pay all taxes (other than any issuance taxes, including, without limitation, documentary stamp taxes, transfer taxes and other governmental charges, which shall be paid by the Company) in connection with such issuance and delivery of this Warrant and the Warrant Shares. In addition, the Holder shall pay all taxes in connection with any sale, assignment or other transfer of this Warrant.

         The Company shall maintain, at the office or agency of the Company maintained by the Company, books for the registration and transfer of the Warrant.

         10. Reservation of Warrant Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, solely for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of this Warrant, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of this Warrant (subject to, in the case of a deficiency in the number of such authorized shares, the approval of the Company's shareholders with respect to the increase in the number of authorized shares of Common Stock from 50,000,000 to 100,000,000).

         The Company or, if appointed, the Transfer Agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Warrant on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by this Warrant. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to the Holder pursuant to Section 2.6 hereof.

         The Company covenants that all Warrant Shares which may be issued upon exercise of this Warrant will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

         11. Registration. The Company agrees to register the Warrant Shares for resale under the 1933 Act on the terms and subject to the conditions set forth in the Subscription Agreement between the Company and each of the investors party thereto.

         12. Descriptive Headings and Governing Law. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with the laws of the State of New York, and the rights of the parties shall be governed by, the law of such State.

         IN WITNESS WHEREOF, this Warrant Agreement has been executed as of the 28th day of June, 2000.

                                          PROXYMED, INC.

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                  PURCHASE FORM

                                                          Dated:__________, ____



         The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _____ Warrant Shares and hereby makes payment of $_____________ in payment of the exercise price thereof.


                                          --------------------------------------

                                CASHLESS EXERCISE

                                                          Dated:__________, ____

         The undersigned irrevocably elects to exercise the within Warrant for
___ Warrant Shares and hereby makes payment pursuant to the Cashless Exercise provision of the within Warrant, and directs that the payment of the Warrant Share Price be made by cancellation as of the date of exercise of a portion of the within Warrant in accordance with the terms and provisions of Section 1(b) of the within Warrant.


                                          --------------------------------------